SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                     DEAN WITTER HAWAII MUNICIPAL TRUST
           FOR THE 30 DAY PERIOD ENDED NOVEMBER 30, 1995



                                     6
 (A)    YIELD = 2{ [ ((a-b)/c d) + 1] -1}


        WHERE:     a = Dividends and interest earned during the period

                           b = Expenses accrued for the period

                           c = The average daily number of shares outstanding
                               during the period that were entitled to receive dividends

                           d = The maximum offering price per share on the last
                               day of the period



                                                                  6
        YIELD = 2{ [(( 6,010.94 - 225.40)/137,225.440 X 10.22)+1] -1}

              = 5.00%


 (B)    TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                             = 5.00% / (1-.4564)
                             = 9.20%




        WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                                     6
 (C)    YIELD = 2{ [ ((a-b)/c d) + 1] -1}


                                                                   6
              = 2{ [ ((6,010.94-2,296.22)/137,225.440 X 10.22) + 1] -1}

              = 3.20%

 (D)    TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                             = 3.20% / (1-.4564)
                             = 5.89%















                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       DEAN WITTER HAWAII MUNICIPAL TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                              _
                        |        ______________________  |
FORMULA:                |       |                        |
                        |  /\ n |             ERV        |
                   T  = |    \  |        -------------   |  - 1
                        |     \ |              P         |
                        |      \|                        |
                        |_                              _|

                  T = AVERAGE ANNUAL COMPOUND RETURN
                  n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                  P = INITIAL INVESTMENT

                                                                    (A)
  $1,000        ERV AS OF           AGGREGATE   NUMBER OF       AVERAGE ANNUAL
INVESTED - P    30-Sep-95         TOTAL RETURN  YEARS - n       COMPOUND RETURN - T
------------    ---------         ------------  ---------       ---------------
16-Jun-95        $972.90              -2.71%       0.29                N/A



(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                              _
                        |        ______________________  |
FORMULA:                |       |                        |
                        |  /\ n |             EVb        |
                   tb = |    \  |        -------------   |  - 1
                        |     \ |              P         |
                        |      \|                        |
                        |_                              _|


         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT



                                                                        (B)
  $1,000        EVb AS OF         AGGREGATE     NUMBER OF          AVERAGE ANNUAL
INVESTED - P    30-Sep-95       TOTAL RETURN    YEARS - n       COMPOUND RETURN - tb
------------    ---------       ------------    ---------       --------------------
16-Jun-95        $965.90           -3.41%        0.29                 N/A

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(D) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                         _                              _
                        |        ______________________  |
FORMULA:                |       |                        |
                        |  /\ n |              EV        |
                   t  = |    \  |        -------------   |  - 1
                        |     \ |              P         |
                        |      \|                        |
                        |_                              _|

                            EV
                  TR  = ----------        - 1
                             P


          t = AVERAGE ANNUAL COMPOUND RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
         EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)





                               (D)                            (C)
  $1,000        EV AS OF      TOTAL     NUMBER OF          AVERAGE ANNUAL
INVESTED - P    30-Sep-95  RETURN - TR  YEARS - n       COMPOUND RETURN - t
------------    ---------  -----------  ---------       -------------------
16-Jun-95       $1,003.00     0.30%       0.29                  N/A


(E)     GROWTH OF $10,000*
(F)     GROWTH OF $50,000*
(G)     GROWTH OF $100,000*

FORMULA: G  = (TR+1)*P
         G  = GROWTH OF INITIAL INVESTMENT
         P  = INITIAL INVESTMENT
         TR = TOTAL RETURN SINCE INCEPTION

*ORIGINAL VALUE $9,700,$48,500 & $97,000 RESPECTIVELY ADJUSTED FOR 3.0 % SALES CHARGES

                                        (E)                       (F)                   (G)
$10,000*           TOTAL             GROWTH OF                GROWTH OF              GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------    -----------     ----------------------  ----------------------  ------------------------
16-Jun-95           0.30               $9,729.10              $48,645.50                $97,291.00